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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): August 5, 2005
                                                  --------------


                               YDI WIRELESS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 000-29053                04-2751645
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(State or other jurisdiction       (Commission             (IRS employer
       of incorporation)           file number)          identification no.)


   8000 Lee Highway, Falls Church, VA                         22042
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 (Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code: (703) 205-0600
                                                    --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
           -------------------------------------------

      On August 5, 2005, YDI Wireless, Inc. signed a letter agreement with Thomas C. Bennett relating to the termination of his employment with YDI. Mr. Bennett's last day of employment was August 2, 2005. YDI accelerated the vesting of the 100,000 stock options that had previously been granted to Mr. Bennett, and in general Mr. Bennett may exercise those stock options in accordance with the terms of his stock option agreement. In addition, YDI agreed to pay the COBRA premiums to continue Mr. Bennett's medical and dental insurance coverage through December 31, 2005 should Mr. Bennett elect to continue those benefits under COBRA. Mr. Bennett provided a general release of claims to YDI and agreed not to solicit YDI's employees for a period of one year.


                                * * * * * * * * *

      The foregoing description of the letter agreement between YDI and Mr. Bennett does not purport to be complete and is qualified in its entirety by the terms and conditions of the letter agreement, a copy of which is filed as
Exhibit 10.1 to this Form 8-K and is incorporated by reference.

Item 5.02 Departure of Directors or Principal Officers;  Election of Directors;
          ---------------------------------------------  ----------------------
          Appointment of Principal Officers.
          ----------------------------------

      By a document dated and signed August 5, 2005, Thomas C. Bennett resigned as YDI's President and Chief Operating Officer effective as of August 2, 2005.

Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

         (c)      Exhibits

         See Exhibit Index.

                                       SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       YDI WIRELESS, INC.

Dated: August 11, 2005                 By: /s/ David L. Renauld
                                           ------------------------
                                           David L. Renauld
                                           Vice President

                                  EXHIBIT INDEX

         Number     Title
         ------     -----

         10.1 Letter Agreement, dated August 5, 2005, between the Registrant and Thomas C. Bennett.


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